Hoku Scientific, Inc.
Dustin Shindo | dshindo@hokusci.com
January 2008
Exhibit 10.64

Hoku Scientific, Inc.
January 2008
Safe harbor statement
Please note that this presentation and discussion will contain forward-looking statements based upon current expectations that involve risks and uncertainties, such as our plans, objectives and intentions. Our actual results and the timing of events could differ materially from those anticipated in these forward-
looking statements as a result of many factors, including without limitation those we discuss here and those described in our filings with the SEC. You should not place undue reliance on any forward-looking statement, each of which applies only as of the date we make it. We assume no obligation to update any forward-looking statement.

Hoku Scientific, Inc.
Agenda
January 2008
Introduction
Hoku Materials
Hoku Solar
Management
Financials
Conclusion

Hoku Scientific, Inc.
January 2008
Transaction Summary
(1) As of December 31, 2007.
(2) As of January 18, 2008.
(3) Fully diluted market capitalization as of January 18, 2008. Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted.
 Listing (Ticker Symbol):                 NASDAQ (HOKU)

Shares Outstanding  :                      16,883,041

Maximum # of shares offered:        3,374,919

Current Share Price  :                     $9.40

Current Market Capitalization  :   $164 million

Use of Proceeds:                               General corporate purposes including the
                                                           funding of the construction and
                                                           procurement of the Company’s planned
                                                           polysilicon production facility in
                                                           Pocatello, Idaho

Agent:                                                Deutsche Bank Securities (sole agent)
 (1)
 (2)
 (3)

Hoku Scientific, Inc.
January 2008
Company Overview
■ Non-fluorinated membranes and optimized
 MEAs for proton exchange membrane, or
 PEM, fuel cells
■ Hoku does not currently plan to actively
 pursue any new contracts or commit
 resources to further develop fuel cell
 products
Hawaii
INTELLECTUAL PROPERTY
■ Plans to produce polysilicon, a key material
 used in solar modules
■ Construction underway on $400 million,
 3,500 MT capacity
■ First production 2H 2008, with first
 commercial shipment in 1H 2009
Idaho
PV POLYSILICON
■ Offers photovoltaic, or PV, system design,
 engineering, installation and post-sale
 service
■ Hawaii’s premiere solar company providing
 turnkey PV system installations for
 commercial and residential applications
Hawaii
INSTALLATIONS

Hoku Scientific, Inc.
January 2008
Hoku’s solar industry strategy
■ Low risk technical approach -
 Siemens process
■ Expansion opportunities,
 including up to 8,000 MT on the
 current footprint
Strategic Benefit
■ Provides near term revenue
 opportunities
■ Long-term ability to “pull”
 polysilicon through the supply
 chain to maintain margins
Strategic Benefit
This differentiated strategy allows Hoku and investors to create value

Hoku Scientific, Inc.
Agenda
January 2008
Introduction
Hoku Materials
Hoku Solar
Management
Financials
Conclusion

Hoku Scientific, Inc.
January 2008
Business overview
Launched
construction of
polysilicon plant
in 1H07
Expected pilot
polysilicon
production in
2H08
Expected
completion of
plant in 1H09
Full Capacity: 1H 2010
     Minimal overhead / maintenance capex
     Located in Pocatello, Idaho
     Current site supports expansion up to 8,000 metric
 tons
    3,500 metric ton capacity
     $180-$200 million revenue potential
     45%-55% gross margins

Hoku Scientific, Inc.
January 2008
Plant Manager
TCS Manager
Polysilicon Manager
Production Supervisors
Engineers
Operators
Programmers
Technical
Leads
■ Karl Taft is Head of Hoku Materials and Chief Technology Officer
 ■ Strong industrial engineering, chemistry and operational/management background
■ The Company plans to hire approximately 200 well-qualified employees which will enable the planned facility to be fully functional
■ A deep pool of talent exists in the areas surrounding the Company’s facility site in Idaho
Organizational chart - Hoku Materials
Quality Manager
Engineering Manager
Other Misc Departments
Production Supervisors
Operators
Programmers
Technical
Leads
Karl Taft
Head of Hoku Materials
Chief Technology Officer

Hoku Scientific, Inc.
January 2008
Hoku’s customer contracts account for
substantially all Phase I capacity
$2,987	7	Jan 09	$371	✓	$2	$109
$8,669	10(2)	Jul 09	$678 (2)	✓	$2	$45
$195	7	2H 09	$117	✓	$2	$25
$928	8	2H 09	$306	✓	$11	$44
		Total	$1,472		$17	$223
Customer
Term
(yrs)
Start
date
Fixed price/
fixed volume
Paid
to date
Future
payment
Milestones
$ in millions
Source: Hoku management.
(1) Fully diluted market capitalization as of January 18, 2008. Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted.
(2) The last 3 years can be terminated by either Suntech or Hoku any time before the end of the 4th year of delivery. $678 million reflects the full 10 years of the contract.
Market
cap (1)
2006 Cell Production
Top 5 producers
Source: Solarbuzz March 2007 and Company filings.
Hoku supplies 2 of the top 5 crystalline cell producers in the world
GEWD
Total
contract value

Hoku Scientific, Inc.
January 2008
Hoku’s strong customer contracts are ideal for
completing its facility
Paid
to date
■ More than half of the cost of construction is covered by customer pre-payments
■ All of Hoku’s customer contracts are long-term, fixed price / fixed volume, and all pre-
 payments are long-term sources of capital
■ All prepayments are secured by LOC or in escrow
Launched
construction
of polysilicon
plant in 1H07
Expected pilot
polysilicon
production in
2H08
Expected
completion of
plant in 1H09
Plant in
operation
$17 million
2H 2008
$135 million (1)
1H 2009
$68 million (1)
2H 2009 & Beyond
$20 million
(1) Certain customer obligations under supply contracts are contingent on Hoku achieving certain milestones and delivering product at agreed specifications.

Hoku Scientific, Inc.
January 2008
Hoku has assembled a team of industry leaders
	Integration and front end	Leading EPCM with past industry experience including TCS technologies	■ 27,000 employees ■ FY07 revenues of $5.7B
	Construction	Established in 1923, expertise in steel erection and rigging, process piping, and instrumentation & controls. Experience on other polysilicon plants	■ 800 employees all located in the Northwest
Graeber Engineering Consultants / MSA Apparatus Construction	Reactors and converters	Significant polysilicon reactor and hydrogenator experience	■ Works in US, Asia and Europe ■ Team of over 200 working in engineering and manufacturing
	Vent gas recovery	Has built systems for major PS plants with over 45 year of experience	■ “Industry standard” for this type of equipment. ■ Works heavily in Asia and US
	TCS technology	Experienced in TCS technology. Guarantees for purity and quantities	■ Works in US, Asia and Europe ■ Chemical, pharmaceutical and biotech experiences with offices in Asia and the USA
Partner
Key Area
Experience
Company overview

Hoku Scientific, Inc.
January 2008
Expansion opportunity
Project Site and Potential
Expansionary Land
▪ Hoku project site of ~67 acres
 supports expansion up to 8,000
 MT per year
▪ ROFR on up to 450 acres for
 expansion
 ▪ Additional polysilicon
 production
 ▪ Supply chain expansion
 ▪ Customer / Supplier
 synergies
Annual Capacity (post expansion): Supports possible expansion up to
      8,000 metric tons per year
Financial Model (post expansion): Improved operating leverage from increased scale
Gross Margins (post expansion): 45% to 55%
Project Site (3,500 MT)
Expansion Opportunity
Other Expansion
Land Nearby

Hoku Scientific, Inc.
January 2008
Polysilicon supply and demand trends
Supply / demand dynamics favor continued attractive long-term customer contracts if Hoku expands to 8,000 metric tons of capacity
Note: Total Si demand is driven by “Production-led Scenario” in Marketbuzz March 2007 report. Does not include potential capacity from new market entrants, of which approximately 15,500 tons had been announced for 2008 at the time of the report.
Source: Marketbuzz, March 2007
■ Lack of existing production capacity drives customers to secure supply with long-term contracts

Hoku Scientific, Inc.
Agenda
January 2008
Introduction
Hoku Materials
Hoku Solar
Management
Financials
Conclusion

Hoku Scientific, Inc.
January 2008
Business Overview
Illustrative commercial value proposition
TAM: 35,600 private employers in Hawaii(1)
(1) Source: Hawaii State Department of Labor and Industrial Relations.
(2) Customer’s estimated savings over 25 years adds up to $1,512,500.
Favorable Hawaii Market Conditions

Hoku Scientific, Inc.
January 2008
Hoku Solar is winning contracts
“Our selection committee was
unanimous in recommending…
the Hoku team that is offering an
excellent turnkey project on this
scale.”
- Dave Waller, HECO Vice
President
■ 167 kW (DC) PV System
■ Hoku is the complete
 turnkey system integrator
 and PPA provider
■ 20 year PPA subject to PUC
 approval
■ Second largest PV
 installation on Oahu
■ Installation begin by 1H08
■ Up to 1.5 MW of installed
 capacity (Hawaii)
■ Possible completion end of
 2008
■ Non-binding letter of intent
 subject to conditions
Local grid parity and tax incentives
drive Hawaii demand
Paradise Beverages - Installed by Hoku Solar, Dec 2007

Hoku Scientific, Inc.
Agenda
January 2008
Introduction
Hoku Materials
Hoku Solar
Management
Financials
Conclusion

Hoku Scientific, Inc.
January 2008
Experienced and Proven Management
Name / Title
Track record of creating shareholder value
Working Experience
Dustin M. Shindo
Chairman of the Board of Directors,
President & Chief Executive Officer
■ Founded Mehana Brewing company (largest bottling brewery in
 Hawaii)
■ Co-founder of Kai Sensors (Sensor company focusing on wireless heart
 -rate & respiration monitoring devices)
Karl Taft
Chief Technology Officer
Extensive chemical experience at the following positions:
■ Lead Manager for R&D at PCC Structurals
■ Industrial engineer at PCC Structurals
■ Chemist at PCC Structurals
Darryl Nakamoto
Chief Financial Officer, Treasurer & Secretary
■ Financial analyst at Frito-Lay
■ Sales and Marketing executive at Syntera Solutions
■ Regional Director at Activitymax
■ CPA at KPMG
Scott Paul
Vice President, Business Development
& General Counsel
■ Director of business development and associate general counsel at
 Read-Rite
■ Associate at Brobeck, Phleger & Harrison (focused on high tech company financing and M&A)

Hoku Scientific, Inc.
Agenda
January 2008
Introduction
Hoku Materials
Hoku Solar
Management
Financials
Conclusion

Hoku Scientific, Inc.
January 2008
■ The Company’s pre-payments will fund more than half of the total plant cost
Sources and uses

Hoku Scientific, Inc.
January 2008
Construction
Q1 08
Objectives
■ Complete equity financing
■ Complete Merrill Lynch financing
■ Complete plant construction / meet
 customer milestones
■ Deliver on customer contracts
■ Delever balance sheet
■ Explore opportunities to expand facility
Financial profile
■ $19 million of pre-payments from
 customers after the plant is online
■ 3,500 metric tons facility (the majority of
 the capacity under long-term contract)
■ ~ $200 million annual revenue
■ 45%-55% gross margins
■ Minimal overhead / maintenance capex
Q1 09
Operation
■ $400 million cost to construct plant
■ $221 million of pre-payments from
 customers with long-term contracts (1)
 – The Company’s pre-payments will
 fund more than half of the total plant
 cost
Hoku’s contracts are with established solar companies
(1) $17 million of payments have been received to date. Certain prepayments are contingent on Hoku achieving certain milestones.
(2) Fully diluted market capitalization as of January 18, 2008. Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted.
(3) The last 3 years can be terminated by either Suntech or Hoku any time before the end of the 4th year of delivery. $678 million reflects the full 10 years of the contract.
Path to profitability

Hoku Scientific, Inc.
January 2008
Sustainable Cost Advantage
Illustrative margin profile at full capacity
Cost advantages
Note: For illustrative purposes only. Note: Estimated cents/kilowatt is from the Energy Information Administration and Wall Street equity research.
■ Low cost electricity
 − Hydro and wind energy supply in Idaho secure inexpensive
 energy
■ Inexpensive land
 − 99 year lease at $1.00 per year
■ Labor, raw materials and other costs remain stable and
 competitively priced
■ $0.0295/kWh is indicative price in Pocatello, ID;
 Hoku’s price may be different

Hoku Scientific, Inc.
January 2008
Operational and Financial Benchmarking
2010E Polysilicon MT Capacity (ths)(1)(2)
2009E Gross Margin(2)
(1) Source: Company management
(2) Source: Wall Street equity research
(3) Fully diluted capitalization as of January 18, 2008. Includes in-the-money outstanding options, warrants and convertible securities, treasury-adjusted.
2009E P/E Multiples(2)(3)
2009E Revenue Multiples(2)(3)
Mean: 13.6x
Mean: 3.4x
55.0%

Hoku Scientific, Inc.
Agenda
January 2008
Introduction
Hoku Materials
Hoku Solar
Management
Financials
Conclusion

Hoku Scientific, Inc.
January 2008
Investment Highlights
Solar installation business
allows for “book-end”
strategy
Marquee polysilicon
customers with long-term
fixed price / fixed volume
contracts
Strong, predictable cash flows
Fully financed business plan
post this offering and the
completion of a debt facility
Strong management team
Attractive industry dynamics
favor continued expansion

Hoku Scientific, Inc.
January 2008
Q&A

Hoku Scientific, Inc.
Dustin Shindo | dshindo@hokusci.com
January 2008